--------------------------------------------------------------------------------


      As filed with the Securities and Exchange Commission on May 31, 2007


                                                               File No. 33-01575
                                                               File No. 811-4471
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                               -------------------
                                    FORM N-1A
                               -------------------


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                           Pre-Effective Amendment No.                       [ ]
                         Post-Effective Amendment No. 23                     [X]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                Amendment No. 23                             [X]


                               -----------------
                       Value Line Aggressive Income Trust
               (Exact Name of Registrant as Specified in Charter)

                              220 East 42nd Street
                          New York, New York 10017-5891
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 907-1500
              (Registrant's Telephone Number, Including Area Code)

                                David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                          New York, New York 10017-5891
                     (Name and Address of Agent for Service)


                                   Copy to:
                              Peter D. Lowenstein
                                 P.O. Box 272
                            Cos Cob, CT 06807-0272

It is proposed that this filing will become effective (check appropriate box)
      [ ] immediately upon filing pursuant to paragraph (b)
      [X] on June 1, 2007 pursuant to paragraph (b)
      [ ] 60 days after filing pursuant to paragraph (a)(1)
      [ ] 75 days after filing pursuant to paragraph (a)(2)
      [ ] on (date) pursuant to paragraph (a)(1)
      [ ] on (date) pursuant to paragraph (a)(2) of rule 485


================================================================================

                                  Value Line
                            Aggressive Income Trust


--------------------------------------------------------------------------------
                                   PROSPECTUS
                                  JUNE 1, 2007
--------------------------------------------------------------------------------


                              --------------------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds


                                                                        #539616


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                     Fund Summary
                     What are the Fund's goals? Page 2
                     What are the Fund's main investment strategies? Page 2 What are the main risks of investing in the Fund? Page 2 How has the Fund performed? Page 3
                     What are the Fund's fees and expenses? Page 5



How the Fund is Managed
Investment Objectives Page 7
Principal investment strategies Page 7
The principal risks of investing in the Fund Page 9


                            Who Manages the Fund
                            Investment Adviser Page 11
                            Management fees Page 11
                            Portfolio management Page 11


          About Your Account
          How to buy shares Page 12
          How to sell shares Page 15
          Frequent purchases and redemptions of Fund shares Page 17 Special services Page 19
          Dividends, distributions and taxes Page 19


                            Financial Highlights
                            Financial Highlights Page 22

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------

What are the Fund's goals?

            The Fund's primary investment objective is to maximize current income. Capital appreciation is a secondary objective which will be sought only when consistent with the Fund's primary objective. Although the Fund will strive to achieve these goals, there is no assurance that it will succeed. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

What are the Fund's main investment strategies?

            To achieve the Fund's goals, under normal conditions, at least 80% of the Fund's net assets are invested in high-yielding, lower rated fixed-income corporate securities (also known as "junk bonds").

What are the main risks of investing in the Fund?

            Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments.

            High-yielding, lower rated securities (junk bonds) have speculative characteristics, are subject to greater market fluctuations and involve greater investment risk, including the possibility of default or bankruptcy, and lack of liquidity and risk of loss of income and principal, than is the case with lower yielding, higher rated securities.


            The Fund may have a high portfolio turnover rate which may result in higher brokerage commissions and may negatively affect the Fund's performance. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser's investment strategies will produce the desired results.


            An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

            The Fund is not recommended for investors whose principal objectives are assured income or capital preservation. For a more complete discussion of risk, please turn to page 9.

How has the Fund performed?

            This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund's shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years compared to the performance of the Lehman Brothers Aggregate Bond Index and the Lehman Brothers U.S. Corporate High Yield Index, which are broad based market indices. You should remember that unlike the Fund, the indices are unmanaged and do not include expenses, which are deducted from Fund returns, or taxes. All returns reflect reinvested dividends. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

            Total Returns (before taxes) as of 12/31 each year (%)
            --------------------------------------------------------------------

            1997   1998   1999    2000   2001   2002   2003   2004   2005   2006
            ----   ----   ----    ----   ----   ----   ----   ----   ----   ----
           14.10  -5.27   9.05  -23.65   5.90  -1.22  25.45  10.30   1.80   8.89

            Best Quarter:  Q2 2003       +9.24%
            Worst Quarter: Q4 2000      -12.65%


            The Fund's year-to-date return for the three months ended March 31, 2007, was 2.12%.

Average annual total returns for periods ended December 31, 2006

                                                   1 year    5 years    10 years
--------------------------------------------------------------------------------
Value Line Aggressive Income Trust
--------------------------------------------------------------------------------
Return before taxes                                 8.89%      8.66%      3.74%
--------------------------------------------------------------------------------
Return after taxes on distributions                 6.46%      5.97%      0.48%
--------------------------------------------------------------------------------
Return after taxes on distributions and sale of
Fund shares                                         5.72%      5.78%      1.10%
--------------------------------------------------------------------------------
Lehman Bros. Aggregate Bond Index*                  4.33%      5.06%      6.24%
--------------------------------------------------------------------------------
Lehman Bros. U.S. Corporate High Yield Index*      11.85%     10.18%      6.59%
--------------------------------------------------------------------------------
* Reflects no deduction for fees, expenses or taxes.


            After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period. "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss on the sale of fund shares to offset other taxable gains.


            After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects.

            Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

What are the Fund's fees and expenses?

            These tables describe the fees and expenses you pay in connection with an investment in the Fund.


      Shareholder Fees (fees paid directly from your investment)
      --------------------------------------------------------------------------
      Maximum Sales Charges (Load) Imposed on Purchases as a percentage    None
      of offering price
      --------------------------------------------------------------------------
      Maximum Deferred Sales Charges (Load) as a percentage of original    None
      purchase price or redemption price, whichever is lower
      --------------------------------------------------------------------------
      Maximum Sales Charges (Load) Imposed on Reinvested Dividends         None
      --------------------------------------------------------------------------
      Redemption Fee (as a percentage of amount redeemed)                  2%(1)
      --------------------------------------------------------------------------


(1) A fee of 2% of redemption proceeds will be assessed on shares held for less than 120 days, including shares which are exchanged into another Value Line mutual fund.


      Annual Fund Operating Expenses (expenses that are
      deducted from the Fund's assets)
      ---------------------------------------------------
      Management Fees*                              0.75%
      ---------------------------------------------------
      Distribution and Service (12b-1) fees*        0.25%
      ---------------------------------------------------
      Other Expenses                                0.50%
      ---------------------------------------------------
      Total Annual Fund Operating Expenses          1.50%
      ---------------------------------------------------
      Less Management Fee and 12b-1 Fee Waiver*    -0.50%
      ---------------------------------------------------
      Net Expenses*                                 1.00%
      ---------------------------------------------------

* Effective March 7, 2006, the Adviser voluntarily waived a portion of the Fund's management fee in an amount equal to 0.40% of the Fund's average daily net assets. In addition, effective March 7, 2006, Value Line Securities, Inc. (the "Distributor") voluntarily waived a portion of the Fund's 12b-1 fee in an amount equal to 0.10% of the Fund's average daily net assets. Effective June 1, 2007 through May 31, 2008, the Adviser and the Distributor contractually agreed to waive the portion of the management fee equal to 0.40% of the Fund's average daily net assets and the portion of the 12b-1 fee equal to 0.10% of the Fund's average daily net assets, respectively. There can be no assurance that either the Adviser or the Distributor will extend the contractual fee waivers.

            Example


            This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that (a) the Fund's total operating expenses remain the same and (b) the Adviser's contractual management fee waiver and the Distributor's contractual 12b-1 fee waiver are both in effect for year one. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

                                      1 year     3 years      5 years   10 years
--------------------------------------------------------------------------------
Value Line Aggressive Income Trust     $102        $425        $771      $1,748
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------


Investment Objectives


            The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund's portfolio or from a general lowering of interest rates, or a combination of both. Capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both.

Principal investment strategies


            Under normal conditions, the Fund invests at least 80% of its net assets (measured at the time of purchase) in high-yielding, lower rated fixed-income corporate securities, commonly known as "junk bonds." These securities are issued by companies that are rated B+ or lower for relative financial strength in either the Standard or Small and Mid-Cap Editions of The Value Line Investment Survey, or rated BB or below by Standard & Poor's Rating Service ("S&P"), or Ba or below by Moody's Investor Service ("Moody's"), or are determined by the Adviser to be of comparable credit quality. Companies rated B+ or lower are generally companies that are among the bottom half of the companies followed by the Value Line Investment Survey. The criteria used to rank issuers in The Value Line Investment Survey are not necessarily the same as those used by credit rating agencies. Companies rated BB or below by S&P or Ba or below by Moody's are considered to be below investment grade and are subject to greater risks than higher rated securities. The Fund's Statement of Additional Information provides further information on securities ratings.

            The Fund does not normally purchase securities issued by companies rated C by the Value Line Investment Survey (the lowest category) or rated below CCC by S&P or rated below Caa by Moody's. It will do so only when, in the Adviser's opinion, special circumstances suggest that the financial condition of the individual security is stronger than that of the company issuing the security or the investment merits of the company are stronger than otherwise implied by the company's financial strength rating. Securities which are subsequently downgraded may continue to be held by the Fund and will be sold only if, in the judgment of the Adviser, it is advantageous to do so.


            The securities purchased by the Fund may include preferred stocks and "convertible securities"--that is, bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stock. The Fund's portfolio may also include U.S. government securities, warrants, or common shares when consistent with the Fund's primary objective or acquired as part of a unit combining fixed-income and equity securities.

            In selecting securities for purchase or sale, the Adviser may consider a security's rating as assigned by S&P and/or Moody's as well as a security's rating as assigned by The Value Line Investment Survey. The Standard and Small and Mid-Cap Editions of The Value Line Investment Survey rate approximately 3,500 companies. These ratings range from A++ to C and are divided into nine categories.


            Companies that have the best financial strength (relative to the other companies followed in The Value Line Investment Survey) are given an "A++" rating, indicating an ability to weather hard times better than the vast majority of other companies. Those that don't quite merit the top rating are given an "A+" grade, and so on. Those rated "C+" are well below average, and "C" is reserved for companies with very serious financial problems. These ratings are based upon an analysis of a number of financial variables including the size and stability of a company's profit stream, the level and consistency of the returns on capital and equity, the amount of financial leverage (including both short-and long-term debt), the level of cash on the balance sheet, the profile of the industry, or industries in which the company participates, the company's tax rate and the stock's price stability.


            The Fund may purchase certain securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to qualified institutional buyers. The Fund may also lend its portfolio securities, enter into repurchase agreements, write covered call options, purchase "when issued" securities and enter into futures contracts.

            Temporary defensive position

            From time to time in response to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its net assets in cash, cash equivalents or U.S. government securities for temporary defensive purposes. This could help the Fund avoid losses, but it may have the effect of reducing the Fund's capital appreciation or income, or both. If this occurs, the Fund may not achieve its investment objectives.

            Portfolio turnover

            The Fund may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy would result in higher brokerage commissions and other expenses and may negatively affect the Fund's performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability. See "Financial Highlights" for the Fund's most current portfolio turnover rates.

The principal risks of investing in the Fund

      - High yielding, lower rated securities (junk bonds) have speculative characteristics, are subject to greater market fluctuations and involve greater investment risk, including the possibility of default or bankruptcy, and risk of loss of income and principal, than is the case with lower yielding, higher-rated securities. The market value of junk bonds may also be more sensitive to changes in the securities rating by credit rating agencies.

      - Issuers of lower-rated securities are more likely to experience financial stress in periods of economic downturn or rising interest rates. In addition, the issuer's ability to service its debt may be adversely affected by poor management, inability to meet business forecasts or unavailability of additional financing.

      - Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to sell a security at a lower price, sell other securities in its portfolio or forego an investment opportunity under those circumstances. This could have a negative effect on the Fund's performance.

      - Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. The Adviser will apply investment techniques in making decisions for the Fund, but there can be no guarantee that these will produce the desired results.

      - As with other fixed-income securities, when interest rates increase, the value of the securities in the Fund's portfolio tends to decline.


      - A downturn in equity markets may cause the price of convertible securities held by the Fund to decline even when the prices of junk bonds otherwise would not go down.

      - Please see the Statement of Additional Information for a further discussion of risks. Information on the Fund's recent portfolio holdings can be found in the Fund's current annual, semi-annual or quarterly reports. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is also available in the Statement of Additional Information.

--------------------------------------------------------------------------------
WHO MANAGES THE FUND
--------------------------------------------------------------------------------

            The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Trustees.

Investment Adviser


            Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser (the "Adviser") and manages the Fund's business affairs. The Adviser also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients, resulting in combined assets under management of approximately $4.0 billion as of April 30, 2007.

            The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc., which with its predecessor has been in business since 1931. The Distributor, Value Line Securities, Inc., is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.


Management fees


            For managing the Fund and its investments, the Adviser is paid a fee at an annual rate of 0.75% on the first $100 million of the Fund's average daily net assets and 0.50% on such additional assets. Effective March 7, 2006, the Adviser voluntarily waived a portion of the Fund's management fee in an amount equal to 0.40% of the Fund's average daily net assets. Effective June 1, 2007 through May 31, 2008, the Adviser contractually agreed to waive this portion of the management fee. There can be no assurance that the Adviser will extend the contractual fee waiver beyond such date.

            A discussion regarding the basis for the Fund's Board of Directors' approval of the investment advisory agreement is available in the Fund's most recent semi-annual report to shareholders for the six month period ended July 31.


Portfolio management


            Bradley Brooks is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Brooks has been a portfolio manager with the Adviser during the past five years and has been a portfolio manager of the Fund since 2000. There is additional information in the Statement of Additional Information about Mr. Brooks' compensation, other accounts he manages and his ownership of Fund shares.

--------------------------------------------------------------------------------
ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

How to buy shares

      -     By telephone


            Once you have opened an account, you can buy additional shares by calling 800-243-2729 (the Fund's transfer agent) between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.


      -     By wire


            If you are making an initial purchase by wire, you must call the Fund's transfer agent at 800-243-2729 so you can be assigned an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA #99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.


      -     Through a broker-dealer

            You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

      -     By mail

            Complete the account application and mail it with your check payable to BFDS, Agent, to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler's checks, cashier's checks, bank drafts or third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

      -     Minimum/additional investments


            Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for $250. The price you pay for shares will depend on when your purchase order is received. The Fund reserves the right to reject any purchase order and to reduce or waive the minimum purchase requirements at any time.

      -     Time of purchase

            Your price for Fund shares is the Fund's net asset value per share
            (NAV) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is received in correct form by BFDS as agent for the Fund. The Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

            Fund shares may be purchased through various third-party intermediaries authorized by the Fund including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.

      -     Distribution plan


            The Fund has adopted a plan of distribution under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund's average daily net assets with the proceeds used to finance the activities of the Distributor. The plan provides that the Distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the Distributor under the plan are payable without regard to actual expenses incurred, which means that the Distributor may earn a profit under the plan. Effective March 7, 2006, the Distributor voluntarily waived a portion of the 12b-1 fee equal to 0.10% of the Fund's average daily net assets. Effective June 1, 2007 through May 31, 2008, the Distributor contractually agreed to waive this portion of the 12b-1 fee. There can be no assurance that the Distributor will extend the contractual fee waiver beyond such date. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.


      -     Additional dealer compensation


            The Distributor may pay additional compensation, out of its own assets, to certain brokerage firms and other intermediaries or their affiliates, based on Fund assets held by that firm, or such other criteria agreed to by the Distributor. The Distributor determines the firms to which payments may be made.


      -     Net asset value


            The Fund's NAV is determined as of the close of regular trading on the Exchange each day the Exchange is open for business. NAV is calculated by adding the value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. Securities for which market prices or quotations are readily available are priced at their market value. Securities for which market valuations are not readily available are priced at their fair value as determined by the Adviser pursuant to policies and procedures adopted by the Board of Trustees. The Fund will use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the special issuer. The use of fair value pricing by the Fund may cause the NAV to differ from the NAV that would be calculated using closing market prices. There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. Fixed-income corporate securities are valued on the basis of prices provided by an independent pricing service which prices are reflective of market value. Investments which have a maturity of less than 60 days are priced at amortized cost which represents fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.


      - Important information about opening a new account with the Value Line Funds

            In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Fund's account application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Fund may temporarily limit any share purchases or close your account if it is unable to verify your identity.


How to sell shares

      -     By mail

            You can redeem your shares (sell them back to the Fund) at NAV by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

            The Fund will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check, the Fund will wait until your check has cleared, which can take up to 15 days from the date of purchase, before the proceeds are sent to you.

            If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

      -     By telephone or wire


            You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your U.S. bank the next business day after we receive your request.

      -     By check

            You can sell $500 or more of your shares by writing a check payable to the order of any person.

      -     Through a broker-dealer

            Fund shares may be sold through various third party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by the Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary.

            Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing and Fidelity Brokerage Services Corp. You should consult with your broker to determine if it has been so authorized.

      -     By exchange

            You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any exchange order.


            When you send the Fund's transfer agent a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the Fund. For each account involved you should provide the account name, number, name of fund and exchange or redemption amount. Call 800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.


            Exchanges among Value Line funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privilege of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

            The exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund's ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

            Account minimum

            If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

            Redemption in kind

            The Fund reserves the right to make a redemption in kind--payment in liquid portfolio securities rather than cash--if the amount being redeemed is large enough to affect Fund operations. The redeeming shareholder will pay the transaction costs, including brokerage fees, to sell these securities and will bear the market risk of holding the securities.

            Redemption fee

            A fee of 2% of redemption proceeds will be assessed on shares held for less than 120 days, including shares which are exchanged into another Value Line Fund. The fee is paid to the Fund to help offset the transaction costs of frequent trading and to protect long-term shareholders of the Fund. This redemption fee does not apply to shares acquired through dividend or capital gains reinvestments or accounts in the Systematic Cash Withdrawal Plan.

Frequent purchases and redemptions of Fund shares

            Frequent purchases and redemptions of the Fund's shares entail risks, including the dilution in value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, and increased brokerage and administrative costs. Because the Fund does not accommodate frequent purchases and redemptions of Fund shares, the Fund's Board of Trustees has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.

            Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund considers trading in its shares to be excessive if an investor:

      -     sells shares within 30 days after the shares were purchased;

      - makes more than four exchanges out of the Fund during a calendar year (other than systematic purchases and redemptions);

      - enters into a series of transactions that is indicative of a timing pattern strategy.

            In order to seek to detect frequent purchases and redemptions of Fund shares, the Adviser monitors selected trades. If the Adviser determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Adviser will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Adviser believes are under their control. The Adviser applies these restrictions uniformly in all cases.


            While the Adviser uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Fund nor any of its service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The Adviser's ability to monitor trading practices by investors purchasing shares through omnibus accounts is dependent upon the cooperation of the financial intermediary in observing the Fund's policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, the Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Fund's request, certain identifying and transaction information regarding all underlying shareholders. Should the Fund detect market timing activity, it may terminate the account or prohibit future purchases or exchanges by the underlying shareholders. Because omnibus accounts may apply their own market timing policies with respect to their accounts, and because the Adviser retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.


Special services

            To help make investing with the Fund as easy as possible, and to help you manage your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

      - Valu-Matic(Reg. TM) allows you to make regular monthly investments of $25 or more automatically from your checking account.

      - Through the Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you, for federal income tax purposes.

      - You may buy shares in the Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

Dividends, distributions and taxes

            The Fund declares dividends from its net investment income daily, and distributes the accrued dividends to you each month. Capital gains, if any, are distributed annually. Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares.

            Investors should consider the tax consequences of buying shares of the Fund shortly before the record date of a capital gain distribution because such distribution will generally be taxable even though the net asset value of shares of the Fund will be reduced by the distribution.

            You will generally be taxed on dividends and distributions you receive, regardless of whether you reinvest them or receive them in cash. For federal income tax purposes, distributions from short-term capital gains will be taxable to you as ordinary income. Dividends from net investment income will either be taxable as ordinary income or, if so designated by the Fund and certain other conditions are met by the Fund and the shareholder, including holding-period requirements, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Since the Fund's income is derived primarily from sources that do not pay qualified dividend income, most (if not all) of the dividends from the net investment income of the Fund are not expected to qualify for taxation at the maximum 15% U.S. federal income tax rate.


            Distributions designated by the Fund as capital gain dividends will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on dividends and distributions.


            The Fund will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.

            If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

            You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.

            As with all mutual funds, the Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

            The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. You should consult your tax adviser about your particular tax situation including federal, state, local, and foreign tax considerations and possible additional withholding taxes for non-U.S. shareholders.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

            The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been derived from the Fund's financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-243-2729.


Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each year:

                                                         Year Ended January 31,
-------------------------------------------------------------------------------------------------------------
                                      2007              2006            2005           2004           2003
-------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of year                $     5.01        $     5.16       $     5.06     $     4.35     $     4.74
-------------------------------------------------------------------------------------------------------------
 Income from investment
 operations:
 Net investment income                  0.32              0.31             0.33           0.34           0.41
 Net gains or losses on
  securities (both realized
  and unrealized)                       0.05             (0.15)            0.09           0.70          (0.40)
-------------------------------------------------------------------------------------------------------------
Total from investment
 operations                             0.37              0.16             0.42           1.04           0.01
-------------------------------------------------------------------------------------------------------------
Redemption fees                         0.00(3)           0.00(3)          0.01           0.01           0.01
Less distributions:
Dividends from net
 investment income                     (0.32)            (0.31)           (0.33)         (0.34)         (0.41)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of year      $     5.06        $     5.01       $     5.16     $     5.06     $     4.35
-------------------------------------------------------------------------------------------------------------
Total return                            7.80%             3.32%            8.55%         25.01%          0.40%
-------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of year
 (in thousands)                   $   37,340        $   43,761       $   59,919     $   64,101     $   53,006
Ratio of expenses to average
 net assets(1)                          1.50%(2)          1.45%            1.39%          1.43%          1.37%
Ratio of net investment income
 to average net assets                  6.54%             6.19%            6.28%          6.98%          9.12%
Portfolio turnover rate                   31%               27%              69%            76%            59%
-------------------------------------------------------------------------------------------------------------

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.49% for the year ended January 31, 2007 and would not have changed for the years ended January 31, 2006, January 31, 2005, January 31, 2004 and January 31, 2003.

(2) Ratio reflects expenses grossed up for the voluntary fee waivers of a portion of the advisory fee by the Adviser and the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets net of the voluntary fee waivers, but exclusive of the custody credit arrangement, would have been 1.05% as of January 31, 2007.

(3)   Amount is less than $0.01 per share.

For more information


            Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and quarterly reports filed with the Securities and Exchange Commission. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated June 1, 2007, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to the Fund at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus, Statement of Additional Information and annual and semi-annual reports, free of charge, from the Fund's Internet site at http://www.vlfunds.com.


            Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-551-8090.

--------------------------------------------------------------------------------
Investment Adviser                    Service Agent
Value Line, Inc.                      State Street Bank and Trust Company
220 East 42nd Street                  c/o BFDS
New York, NY 10017-5891               P.O. Box 219729
                                      Kansas City, MO 64121-9729

Custodian                             Distributor
State Street Bank and Trust Company   Value Line Securities, Inc.
225 Franklin Street                   220 East 42nd Street
Boston, MA 02110                      New York, NY 10017-5891
--------------------------------------------------------------------------------

Value Line Aggressive Income Trust
220 East 42nd Street, New York, New York 10017-5891            File no. 811-4471

--------------------------------------------------------------------------------



                       VALUE LINE AGGRESSIVE INCOME TRUST
               220 East 42nd Street, New York, New York 10017-5891
                                 1-800-243-2729
                                 www.vlfunds.com
--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                                  JUNE 1, 2007
--------------------------------------------------------------------------------

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Aggressive Income Trust (the "Fund") dated June 1, 2007, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Fund's 2007 Annual Report to Shareholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-243-2729.


                                -----------------
                                TABLE OF CONTENTS

                                                                     Page
                                                                     -----
   Description of the Fund and its Investments and Risks .........   B-2
   Management of the Fund ........................................   B-9
   Investment Advisory and Other Services ........................   B-13
   Service and Distribution Plan .................................   B-15
   Brokerage Allocation and Other Practices ......................   B-16
   Capital Stock .................................................   B-17
   Purchase, Redemption and Pricing of Shares ....................   B-17
   Taxes .........................................................   B-18
   Financial Statements ..........................................   B-23
   Description of Ratings ........................................   B-24

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

      History and Classification. The Fund is an open-end, diversified, management investment company established as a Massachusetts business trust in 1985. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

      Investment Risks of High Yielding Securities (Junk Bonds). Higher yields are usually available on securities that are lower-rated, that is, on securities of companies that the Adviser rates B+ or lower for financial strength (generally, companies that are among the bottom half of the companies followed by The Value Line Investment Survey), or rated BB or below by Standard & Poor's Rating Service or Ba or below by Moody's Investor Service, or are determined by the Adviser to be of comparable credit quality. See the section on "Description of Ratings." Higher-yielding, lower-rated securities, also known as junk bonds, have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy, than is the case with higher-rated securities.

      Since investors generally perceive that there are greater risks associated with the lower-rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

      Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, though prices of fixed-income securities fluctuate in response to the general level of interest rates, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated instruments, but more sensitive to adverse economic changes or individual corporate developments. An economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield bonds in the Fund's portfolio, as well as on the ability of the bond's issuers to repay principal and interest.

      Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value. Lower-rated and comparable non-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial conditions of the issuers of such securities may not have been as strong as that of other issuers. Since lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

      An additional risk of high yield securities is the limited liquidity and secondary market support and thus the absence of readily available market quotations. As a result, the responsibility of the Fund's Trustees to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

      Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. However, a fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Therefore, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash to satisfy distribution requirements.

      When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated securities which provide similar yields but have less risk. In addition, under unusual market or economic conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, highly rated commercial paper or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold its assets in cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

      Restricted Securities. On occasion, the Fund may purchase illiquid securities or securities which would have to be registered under the Securities Act of 1933, as amended (the "Securities Act") if they were to be publicly distributed. However, it will not do so if the value of such securities (other than securities eligible to be sold in a Rule 144A transaction) and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 15% of the market value of its net assets. It is management's policy to permit the occasional acquisition of such restricted securities only if (except in the case of short-term non-convertible debt securities) there is an agreement by the issuer to register such securities, ordinarily at the issuer's expense, when requested to do so by the Fund. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund's secondary investment objective of capital appreciation without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

      In addition, the Fund may purchase certain securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

      The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund's limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it. To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Trustees, will monitor the Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Non-Principal Investment Strategies and Associated Risks.

      Covered Call Options. The Fund may write covered call options on stocks held in its portfolio ("covered options") in an attempt to earn additional income on its portfolio or to partially offset an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. Because the call option must be covered, the Fund also forgoes the opportunity to sell the underlying security during the option period. The Fund will not write call options in an aggregate amount greater than 25% of its net assets.

      The Fund will purchase call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a gain if the amount paid to purchase the call option is less than the net premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the premium received for writing a similar option. Generally, the Fund realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the net premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

      The Fund may also purchase, hold or sell options on contracts for the future delivery of debt securities and warrants where the grantor of the warrants is the issuer of the underlying securities.

      Lending Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers or institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund (including the loan collateral). The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash, or liquid securities on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Fund retains the right to call the loaned securities upon notice and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by stockholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk. The Fund may pay reasonable custodian and administrative fees in connection with the loans.

      Financial Futures Contracts. The Fund may invest in financial futures contracts ("futures contracts") and related options thereon provided that the Fund may not enter into futures contracts based upon a notional amount of underlying securities in excess of 30% of the Fund's total assets or which require the Fund to provide margin or pay premiums in excess of 5% of the Fund's total assets. If the Adviser anticipates that interest rates will rise, the Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract to attempt to hedge against a decrease in the value of the Fund's securities. If the Adviser anticipates that interest rates will decline, the Fund may purchase a futures contract or a call option thereon to protect against an increase in the prices of the securities the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation on the part of the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price.

      Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out a futures contract is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the purchase price of the offsetting transaction exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

      The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

      Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills, bonds, and notes, certificates of the Government National Mortgage Association and bank certificates of deposit. The Fund may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that become available in the future. The Fund will only enter into financial futures contracts which are traded on national futures exchanges, principally the Chicago Board of Trade and the Chicago Mercantile Exchange.

      A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the price of a futures contract may move more or less than the price of the securities being hedged. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities from the portfolio securities being hedged. Another risk is that the Fund's Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements takes place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates declined instead, causing bond prices to rise, the Fund would lose money on the sale.

      Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a futures contract. The value of the option does change and is reflected in the net asset value of the Fund.

      Put and call options on financial futures have characteristics similar to those of other options. In addition to the risks associated with investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. The Fund will enter into an options on futures position only if there appears to be a liquid secondary market therefor, although there can be no assurance that such a market will actually develop or be maintained.

      In instances involving the purchase of futures contracts by the Fund, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash or liquid securities to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

      When-Issued Securities. The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will maintain cash or liquid securities equal in value to commitments for when-issued securities in a segregated account. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

      Short Sales. The Fund may from time to time make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for an equivalent amount of such securities. No more than 10% of the value of the Fund's net assets taken at market may at any one time be held as collateral for such sales.

      Repurchase Agreements. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

      Convertible Debt Securities. The Fund may invest in convertible debt securities, which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. However, when the market price of the equity security into which the security may be converted exceeds the conversion price on the bond, the convertible debt securities generally trade in line with the underlying equity security.

      U.S. Government Securities. Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the Federal National Mortgage Association; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

      Warrants. The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

      Preferred Shares. The Fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.

Fund Fundamental Policies.

      (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

      (ii) The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Fund's entering into interest rate futures contracts and then only to the extent of one-third of its assets.

      (iii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

      (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

      (v) The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

      (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund's assets. The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund.

      (vii) The Fund may not engage in short sales, except to the extent that it owns other securities convertible into or exchangeable for an equivalent amount of such securities. Such transactions may only occur for the purpose of protecting a profit or in attempting to minimize a loss with respect to convertible securities. No more than 10% of the value of the Fund's net assets taken at market may at any one time be held as collateral for such sales.

      (viii) The Fund may not purchase or sell any put or call options or any combination thereof, except that the Fund may (a) purchase, hold and sell options on contracts for the future delivery of debt securities and warrants where the grantor of the warrants is the issuer of the underlying securities, and (b) write and sell covered call option contracts on securities owned by the Fund. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transactions").

      (ix) The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      (x) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      (xi) The Fund may not purchase securities for the purpose of exercising control over another company.

      (xii) The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

      (xiii) The Fund may not invest in commodities or commodity contracts except that the Fund may enter into interest rate futures contracts.

      (xiv) The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

      (xv) The Fund may not purchase securities on margin except that it may make margin deposits in connection with interest rate futures contracts subject to restriction (xvii) below or participate on a joint or a joint and several basis in any trading account in securities.

      (xvi) The Fund may not purchase oil, gas or other mineral type development programs or leases, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

      (xvii) The Fund may not enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts plus premiums on options on futures contracts.

      (xviii) The primary investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective.

      If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction (other than investment in illiquid securities and the limitation on borrowing). For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

      The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                             MANAGEMENT OF THE FUND

      The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Fund. Each Trustee serves as a director or trustee of each of the 14 Value Line Funds. Each Trustee serves until his or her successor is elected and qualified.

Name,                                              Length of
Address, and Age                 Position         Time Served
--------------------------------------------------------------
Interested Trustee*

Jean Bernhard Buttner        Chairman of the      Since 1986
Age 72                       Board of Trustees
                             and President

Non-Interested Trustees

John W. Chandler             Trustee              Since 1991
416 North Hemlock Lane
Williamstown, MA 01267
Age 83

Frances T. Newton            Trustee              Since 2000
4921 Buckingham Drive
Charlotte, NC 28209
Age 66

Francis Oakley               Trustee              Since 2000
54 Scott Hill Road
Williamstown, MA 01267
Age 75

David H. Porter              Trustee              Since 1997
5 Birch Run Drive
Saratoga Springs, NY 12866
Age 71

Paul Craig Roberts           Trustee              Since 1986
169 Pompano St.
Panama City Beach, FL 32413
Age 68

Nancy-Beth Sheerr            Trustee              Since 1996
1409 Beaumont Drive
Gladwyne, PA 19035
Age 58

Officers

David T. Henigson            Vice President,      Since 1994
Age 49                       Secretary and
                             Chief Compliance
                             Officer

Stephen R. Anastasi-         Treasurer            Since 2005
Age 48

                                                                                       Other
Name,                                       Principal Occupations                  Directorships
Address, and Age                             During Past 5 Years                  Held by Trustee
--------------------------------------------------------------------------------------------------
Interested Trustee*


Jean Bernhard Buttner        Chairman, President and Chief Executive             Value Line, Inc.
Age 72                       Officer of Value Line, Inc. (the "Adviser")
                             and Value Line Publishing, Inc. Chairman
                             and President of each of the 14 Value Line
                             Funds and Value Line Securities, Inc.
                             (the "Distributor").

Non-Interested Trustees


John W. Chandler             Consultant, Academic Search Consultation            None
416 North Hemlock Lane       Service, Inc., 1992-2004. Trustee Emeritus
Williamstown, MA 01267       and Chairman (1993-1994) of the Board of
Age 83                       Trustees of Duke University; President
                             Emeritus, Williams College.

Frances T. Newton            Retired; Customer Support Analyst, Duke             None
4921 Buckingham Drive        Power Company until April 2007.
Charlotte, NC 28209
Age 66

Francis Oakley               Professor of History, Williams College, 1961        None
54 Scott Hill Road           to 2002. Professor Emeritus since 2002.
Williamstown, MA 01267       President Emeritus since 1994 and President,
Age 75                       1985-1994; Chairman (1993-1997) and Interim
                             President (2002-2003) of the American Council
                             of Learned Societies. Trustee since 1997 and
                             Chairman of the Board since 2005, National
                             Humanities Center.

David H. Porter              Visiting Professor of Classics, Williams College,   None
5 Birch Run Drive            since 1999; President Emeritus, Skidmore
Saratoga Springs, NY 12866   College since 1999 and President, 1987-1998.
Age 71

Paul Craig Roberts           Chairman, Institute for Political Economy.          None
169 Pompano St.
Panama City Beach, FL 32413
Age 68

Nancy-Beth Sheerr            Senior Financial Advisor, Veritable, L.P.           None
1409 Beaumont Drive          (investment advisor) since 2004; Senior
Gladwyne, PA 19035           Financial Advisor, Hawthorn, 2001-2004.
Age 58

Officers

David T. Henigson            Director, Vice President and Compliance Officer
Age 49                       of the Adviser. Director and Vice President of
                             the Distributor. Vice President, Secretary and
                             Chief Compliance Officer of each of the 14
                             Value Line Funds.

Stephen R. Anastasio         Controller of the Adviser until 2003; Chief
Age 48                       Financial Officer of the Adviser, 2003-2005;
                             Treasurer of the Adviser since 2005; Treasurer
                             of each of the 14 Value Line Funds.


------------
* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 ("1940 Act") by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.

      Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

      The non-interested Trustees of the Fund serve as members of the Audit Committee of the Board of Trustees. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund's independent registered public accounting firm to review the range of their activities and to discuss the Fund's system of internal accounting controls. The Audit Committee also meets with the independent registered public accounting firm in executive session at each meeting. There were four meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean B. Buttner and John W. Chandler (or one other non-interested Trustee if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Trustees. There is also a combined Nominating/Governance Committee consisting of the non-interested Trustees the purpose of which is to review and nominate candidates to serve as non-interested trustees and supervise Fund governance matters. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meeting during the last fiscal year.

      The following table sets forth information regarding compensation of Trustees by the Fund and the thirteen other Value Line Funds of which each of the Trustees was a director or trustee for the fiscal year ended January 31, 2007. Trustees who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Trustees.

                                                              Total Compensation
                                            Aggregate             From Fund
Name of Persons                           Compensation         and Fund Complex
                                            From Fund             (14 Funds)
--------------------------------------------------------------------------------
Interested Trustee
Jean B. Buttner                                $-0-                 $  -0-
Non-Interested Trustees
John W. Chandler                                483                 45,000
Frances T. Newton                               483                 45,000
Francis C. Oakley                               483                 45,000
David H. Porter                                 483                 45,000
Paul Craig Roberts                              483                 45,000
Nancy-Beth Sheerr                               483                 45,000
--------------------------------------------------------------------------------

      The following table illustrates the dollar range of any equity securities beneficially owned by each Trustee in the Fund and in all of the Value Line Funds as of December 31, 2006:

                                                              Aggregate Dollar Range
                               Dollar Range of Equity     of Equity Securities in All of
Name of Trustee                Securities in the Fund          the Value Line Funds
----------------------------------------------------------------------------------------
Interested Trustee
Jean B. Buttner                      $1 - $10,000                  Over $100,000
Non-Interested Trustees
John W. Chandler                     $1 - $10,000               $50,001 - $100,000
Frances T. Newton                    $1 - $10,000               $ 10,001 - $50,000
Francis C. Oakley                    $1 - $10,000               $ 10,001 - $50,000
David H. Porter                      $1 - $10,000               $ 10,001 - $50,000
Paul Craig Roberts                       None                      Over $100,000
Nancy-Beth Sheerr                    $1 - $10,000               $ 10,001 - $50,000

      As of April 30, 2007, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund except Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104, which owned 1,123,143 shares or approximately 15.6% of the shares outstanding and National Financial Services Co., 200 Liberty Street, New York, NY 10281, which owned 599,180 shares (8.3%). The Adviser and its affiliates and officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares.


      None of the non-interested Trustees, and his or her immediate family members, own any shares in the Adviser, Value Line Securities, Inc. (the "Distributor") or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.

Proxy Voting Policies

      As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies' annual or special meetings. The Board of Trustees has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") pursuant to which the Adviser votes shares owned by the Fund. The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund's investment objective. The general principles of the Proxy Voting Policies reflect the Adviser's basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies periodically.


      Subject to the Board's oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Adviser has delegated the implementation of the Fund's Proxy Voting Policies to Institutional Shareholder Services ("ISS"), a proxy voting service that is not affiliated with the Adviser or the Fund. In addition, ISS will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. The Adviser generally anticipates that it will follow the recommendations of ISS.


      The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, the Fund's vote may vary depending upon the actual circumstances presented.

Election of Directors, Corporate Governance and Routine Matters

      o Generally, the Fund supports the company's nominees to serve as directors.

      o The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

            o Increases in the number of authorized shares of or issuances of common stock or other equity securities;

            o Provisions of the corporate charter addressing indemnification of directors and officers;

            o     Stock repurchase plans; and

            o     The selection of independent accountants.

      o The types of matters on corporate governance that the Adviser would expect to vote against include:

            o The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;

            o     The adoption of a classified board;

            o The adoption of poison pill plans or similar anti-takeover measures; and

            o The authorization of a class of shares not held by the Fund with superior voting rights.

Compensation Arrangements and Stock Option Plans

      The Fund normally votes with management regarding compensation arrangements and the establishment of stock option plans. The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would normally vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permits equity overhang that exceeds certain levels or that allows for the repricing of outstanding options.

Social Policy Based Proposals

      Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the Adviser believes do not affect the goal of maximizing the return on funds under management.

      If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser's staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser's Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

      Every August, the Fund will file with the Securities and Exchange Commission ("SEC") information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec.gov or at the Fund's website at http://vlfunds.com.

      Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address and/or phone number on the cover page of this Statement of Additional Information.

Disclosure of Portfolio Holdings

      The Fund's policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund's investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and are filed or mailed to shareholders within 60 days of the period end.

      In addition, the Fund's Distributor produces for marketing purposes Fund fact sheets, which include the Fund's top ten holdings and other information regarding the Fund's portfolio. These fact sheets are prepared as soon as possible after the end of the fiscal quarter but are not released until after the Fund has filed with the SEC its annual, semi-annual or quarterly report.


      Ongoing Relationships. Officers of the Fund who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund's service providers and (ii) investment company rating agencies, such as Morningstar, Standard and Poor's, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Trustees. The Fund's service providers are its accountants, custodian, counsel, pricing services (Interactive Data Corporation) and proxy voting service, which may need to know the Fund's portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding based on duties of confidentiality arising under law or contract that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.


      Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund's Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other hand, the officer must inform the Fund's Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund's Board of Trustees. The Fund does not release portfolio holdings information to any person for compensation.

      The Board of Trustees of the Fund has approved the Fund's portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time including a review of any potential conflicts of interest in the disclosure made by the Adviser in accordance with the policy or the exceptions permitted under the policy. It may also require that the Fund's Chief Compliance Officer monitor compliance with this policy.

                     INVESTMENT ADVISORY AND OTHER SERVICES

      The Fund's Adviser is Value Line, Inc. Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.

      The investment advisory agreement between the Fund and the Adviser, dated August 10, 1988, provides for a monthly advisory fee at an annual rate equal to 0.75% on the first $100 million of the Fund's average daily net assets and 0.50% of such net assets in excess thereof. During the fiscal years ended January 31, 2005, 2006 and 2007, the Fund paid or accrued to the Adviser advisory fees of $456,978, $366,156, and $298,526, respectively. Effective March 7, 2006, the
Adviser voluntarily waived a portion of the Fund's advisory fee equal to 0.40% of the Fund's average daily net assets. The fee waived amounted to $143,156 for the fiscal year ended January 31, 2007. Effective June 1, 2007 through May 31, 2008, the Adviser contractually agreed to waive this portion of the Fund's advisory fee. There can be no assurance that the Adviser will extend the contractual fee waiver beyond May 31, 2008.


      The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.

      The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management of approximately $4.0 billion as of April 30, 2007.


      Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

      The Adviser and/or its affiliates, officers, directors, and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.

      The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan, The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.

      State Street Bank and Trust Company ("State Street") has been retained to provide certain bookkeeping, accounting and administrative services for the Fund. The Adviser pays State Street $76,400 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund's independent registered public accounting firm and also performs certain tax preparation services.

Portfolio Managers

      Bradley Brooks is primarily responsible for the day-to-day management of the Fund's portfolio.

      Compensation. Each portfolio manager employed by the Adviser receives a fixed base salary. In addition, a manager may receive an annual bonus in the Adviser's discretion. Salary and bonus are paid in cash. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager's base salary. The profitability of the Adviser and the after tax investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager's overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager's bonus. There are no differences in a portfolio manager's compensation structure for managing mutual funds or private accounts.

      Other Accounts Managed. Bradley Brooks is primarily or jointly responsible for the day-to-day management of five Value Line mutual funds with combined total assets at January 31, 2007 of approximately $1,191 million and five private accounts with assets at January 31, 2007, of approximately $27 million.


      Material Conflicts of Interest. The Adviser's portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. The Adviser's private accounts, like the Fund, pay an advisory fee based primarily upon the size of the accounts. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser's accounts in a manner which the Adviser deems to be fair and equitable.

      Ownership of Securities. Bradley Brooks does not own any shares of the Fund.

                          SERVICE AND DISTRIBUTION PLAN


      The Service and Distribution Plan (12b-1 Plan) (the "Plan") is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.25% of the Fund's average daily net assets. During the fiscal year ended January 31, 2007, fees of $99,509 were accrued under the Plan. The Distributor paid $53,197 to other broker-dealers and incurred $17,403 in advertising and other marketing expenses. Effective March 7, 2006, the Distributor voluntarily waived a portion of the 12b-1 fee equal to 0.10% of the Fund's average daily net assets. The fees waived amounted to $35,789. Effective June 1, 2007 through May 31, 2008, the Distributor contractually agreed to waive this portion of the 12b-1 fee. There can be no assurance that the Distributor will extend the contractual fee waiver beyond May 31, 2008.


      The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to and approved by the Trustees, including the non-interested Trustees, each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.

      The Plan is a compensation plan, which means that the Distributor's fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor's marketing expenses, the Distributor may earn a profit under the Plan.

      The Plan is subject to annual approval by the Trustees, including the non-interested Trustees. The Plan is terminable at any time by vote of the Trustees or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Trustee who is not an interested person (as defined in the Investment Company Act of 1940) must be nominated by existing Trustees who are not interested persons.

      Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Trustees has a financial interest in the operation of the Plan.

      The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund's investment positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders.

Additional Dealer Compensation

      If you purchase shares of the Fund through a broker, fund trading platform or other financial intermediary (collectively, "intermediaries"), your intermediary may receive various forms of compensation from the Distributor. Such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary. Compensation from the Distributor may vary among intermediaries. The types of payments an intermediary may receive include:

      o Payments under the Plan which are asset based charges paid from the assets of the Fund;

      o Payments by the Distributor out of its own assets. These payments are in addition to payments made under the Plan.

      You should ask your intermediary for information about any payments it receives from the Distributor.


      The maximum amount of compensation that may be paid to any intermediary under the Plan is 0.25% of the Fund's average daily net assets. Generally, the maximum amount of additional compensation that the Distributor pays to any intermediary from its own assets is 0.15% of average daily net assets. However, to the extent the Distributor waives any fees it would have otherwise received under the Plan, the Distributor (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.

      As of January 31, 2007, the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed the Fund's payment pursuant to the Plan.

      National City Bank
      Pershing LLC
      National Financial Services Corp.
      E*TRADE
      National Investors Services Corp.
      Charles Schwab
      USAA Investment Management Co.
      The 401K Company
      SunGard Transaction Network
      MSCS Financial Services, Inc.
      The Vanguard Group

      Financial intermediaries may have been added or removed from the list above since January 31, 2007.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund's portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided, viewed either in terms of that particular transaction or in relation to the Adviser's overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During the fiscal years ended January 31, 2005, 2006, and 2007, the Fund paid brokerage commissions of $12,960, $6,958, and $1,143, respectively.


      The Board of Trustees has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid to any "affiliated person" be "reasonable and fair" compared to the commissions paid to other brokers in connection with comparable transactions.


      During the fiscal year ended January 31, 2007, all of the Fund's brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions.

      Portfolio Turnover. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.


                                  CAPITAL STOCK

      Each share of beneficial interest of the Fund, $.01 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Fund were liquidated, would receive the net assets of the Fund. As a Massachusetts business trust, the Fund's operations are governed by the Declaration of Trust, a copy of which is on file with the Office of the Secretary of the State of The Commonwealth of Massachusetts. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for the indemnification of shareholders against all claims and liabilities to which shareholders may become subject by reason of being or having been a shareholder.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

      Purchases: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.

      Automatic Purchases: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

      Retirement Plans: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.

      Redemption: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the Investment Company Act of 1940: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

      The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

      It is possible that conditions may exist in the future which would, in the opinion of the Board of Trustees, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

      Calculation of Net Asset Value: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received.

                                      TAXES

      The Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, and assuming the Fund meets the distribution requirements stated below, the Fund is not subject to federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

      If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, it generally would be treated as a corporation subject to U.S. federal income tax and when the Fund's income is distributed, it would be subject to a further tax at the shareholder level.

      The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

      Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. In addition, for U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and are not expected to be distributed as such to shareholders.


      During the year ended January 31, 2007, the Fund utilized capital loss carryforwards of approximately $160,069. In addition, for Federal income tax purposes, the Fund had a capital loss carryover at January 31, 2007, of $64,504,796, of which $17,303,550 will expire in 2008, $20,922,783 in 2009,
$20,653,696 in 2010 and $5,624,767 in 2011.


      Unless a shareholder elects otherwise, distributions from the Fund will be automatically invested in additional common shares of the Fund. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income, or, if so designated by the Fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividend income distributed to individual shareholders will qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the Code from the Fund's investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. Since the Fund's income is derived primarily from sources that do not pay qualified dividend income, most (if not all) of the dividends from the investment company taxable income of the Fund are not expected to qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

      A dividend that is attributable to qualified dividend income (if any) of the Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.


      Dividends from net capital gain that are designated as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.


      Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

      At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which will nevertheless be taxable to them.

      Under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by such shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

      The Fund may invest significantly in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund in order to seek to ensure that it distributes sufficient income to preserve its status as a registered investment company and does not become subject to U.S. federal income or excise tax.

      If the Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

      It is not expected that the Fund's dividends and distributions will qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

      Options written or purchased by the Fund and futures contracts purchased on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash. Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts, short sales, and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

      A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of the Fund. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder's adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, redeemed or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by shareholders upon the sale, redemption or exchange of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed if shares of the Fund are purchased within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carryovers for excess losses.

      Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

      Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt-financed. A plan participant whose retirement plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

      For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a U.S. federal 28% "backup withholding" requirement. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital-gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

      The foregoing discussion relates solely to U.S. federal income tax law as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all federal tax consequences. Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for taxable years of the Fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the Fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8 BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. Shareholders are advised to consult with their tax advisers concerning the application of federal, state, local and foreign taxes to an investment in the Fund.

                              FINANCIAL STATEMENTS


      The Fund's financial statements for the year ended January 31, 2007, including the financial highlights for each of the five fiscal years in the period ended January 31, 2007, appearing in the 2007 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

                             DESCRIPTION OF RATINGS

Description of Value Line Financial Strength Ratings


      Value Line ranks the companies followed by The Value Line Investment Survey (Standard Edition or the Small and Mid-Cap Edition), into nine categories as follows:


      A++ Greatest relative financial strength. Companies among the very strongest of the approximately 3,500 followed by The Value Line Investment Survey.

      A+ Excellent relative financial strength. Companies with very high financial strength, but not quite the highest among the Value Line 3,500.

      A High-grade relative financial strength.

      B++ Above average relative financial strength among the Value Line 3,500.

      B+ Very good relative financial strength; approximately average among the companies in the Value Line 3,500.

      B Good relative financial strength, although somewhat below the average of all 3,500 Value Line companies.

      C++ Below average relative financial strength.

      C+ Significantly below average relative financial strength.

      C Weakest relative financial strength.


      The Value Line ratings are based upon an analysis of a number of financial variables including the size and stability of a company's profit stream, the level and consistency of the returns on capital and equity, the amount of financial leverage (including both short-and long-term debt), the level of cash on the balance sheet, the profile of the industry, or industries in which the company participates, the company's tax rate and the stock's price stability.


Description of Standard & Poor's Ratings

AAA

      An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

      An obligation rated `AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

      An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

      An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

      Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

      An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

      An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

      An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

      An obligation rated `CC' is currently highly vulnerable to nonpayment.

C

      A subordinated debt or preferred stock obligation rated `C' is currently highly vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

      An obligation rated `D' is in payment default.

Description of Moody's Investors Service, Inc. Ratings

Aaa

      Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

      Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

      Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

      Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

      Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

      Obligations rated B are considered speculative and are subject to high credit risk.

Caa

      Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

      Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

      Oblgations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

                            PART C: OTHER INFORMATION

Item 23. Exhibits.

      (a)   Declaration of Trust.*

      (b)   By-laws.*

      (c)   Not applicable.

      (d)   Investment Advisory Agreement.*

      (e)   Distribution Agreement.*

      (f)   Not applicable.

      (g)   Custodian Agreement.*


      (h)   (1) Administration Agreement with State Street Bank and Trust
            Company.


            (2) Fee Waiver Agreement.

      (i)   Legal Opinion.*

      (j)   Consent of independent registered public accounting firm.

      (k)   Not applicable.

      (l)   Not applicable.

      (m)   Service and Distribution Plan.***

      (p)   Code of Ethics.**

------------
* Filed as an exhibit to Post-Effective Amendment No. 14, filed March 23, 1999, and incorporated herein by reference.

** Filed as an exhibit to Post-Effective Amendment No. 15, filed May 31, 2000, and incorporated herein by reference.

*** Filed as an exhibit to Post-Effective Amendment No. 16 filed May 29, 2001, and incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant.

      None

Item 25. Indemnification.

      Incorporated by reference to Section 4.3 of the Declaration of Trust filed as Exhibit (a) to Post-Effective Amendment No. 14.

Item 26. Business or Other Connections of Investment Adviser.

      Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.


Name                          Position with the Adviser                  Other Employment
------------------------------------------------------------------------------------------------------
Jean Bernhard Buttner        Chairman of the               Chairman of the Board and Chief Executive
                             Board, President and          Officer of Arnold Bernhard & Co., Inc. and
                             Chief Executive Officer       Chairman of each of the Value Line Funds
                                                           and the Distributor

Samuel Eisenstadt            Senior Vice President         ----------------------------------

Name                      Position with the Adviser                  Other Employment
---------------------------------------------------------------------------------------------------
David T. Henigson         Vice President and            Vice President and a Director of Arnold
                          Director                      Bernhard & Co., Inc. and the Distributor;
                                                        Vice President, Secretary and Chief
                                                        Compliance Officer of each of the Value
                                                        Line Funds


Howard A. Brecher         Vice President,               Vice President, Secretary, Treasurer and a
                          Secretary and Director        Director of Arnold Bernhard & Co., Inc.;
                                                        Vice President and a Director of the
                                                        Distributor

Stephen Anastasio         Treasurer                     Treasurer of each of the Value Line Funds
                                                        and of the Distributor

Mitchell Appel            Chief Financial Officer       Chief Financial Officer of the Distributor


Herbert Pardes, MD        Director                      President and CEO of
                                                        New York-Presbyterian Hospital

Edward J. Shanahan        Director                      President and Headmaster, Choate
                                                        Rosemary Hall (boarding school)

Marion Ruth               Director                      Real Estate Executive; President, Ruth
                                                        Realty (real estate broker)


Edgar A. Buttner          Director                      Research Associate, Harvard University


Item 27. Principal Underwriters.


      (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; Value Line Premier Growth Fund, Inc.; Value Line Larger Companies Fund, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.

      (b)

                   (1)                             (2)
            Name and Principal          Position and Offices with                      (3)
             Business Address          Value Line Securities, Inc.    Position and Offices with Registrant
----------------------------------------------------------------------------------------------------------
            Jean Bernhard Buttner     Chairman of the Board           Chairman of the Board and President

            David T. Henigson         Vice President,                 Vice President, Secretary and Chief
                                      Secretary, Chief                Compliance Officer
                                      Compliance Officer
                                      and Director

            Howard A. Brecher         Vice President and              Assistant Treasurer and Assistant
                                      Director                        Secretary

            Raymond Stock             Vice President                  ------------------------------------

            Mitchell Appel            Chief Financial Officer         ------------------------------------

            Stephen R. Anastasio      Treasurer                       Treasurer

      The business address of each of the officers and directors is 220 East 42nd Street, NY 10017-5891.

      (c)   Not applicable.

Item 28. Location of Accounts and Records.

      Value Line, Inc.
      220 East 42nd Street
      New York, NY 10017
      For records pursuant to:
      Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
      Rule 31a-1(f)

      State Street Bank and Trust Company
      c/o BFDS P.O. Box 219729
      Kansas City, MO 64121-9729
      For records pursuant to Rule 31a-1(b)(2)(iv)

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02110
      For all other records

Item 29. Management Services.

      None.

Item 30. Undertakings.

      None.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of May, 2007.


                                      VALUE LINE AGGRESSIVE INCOME TRUST


                                      By: /s/ David T. Henigson
                                          -------------------------------------
                                          David T. Henigson, Vice President


      Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


      Signatures                      Title                       Date
---------------------------------------------------------------------------
    * JEAN B. BUTTNER       Chairman and Trustee;              May 30, 2007
    (Jean B. Buttner)       President; Principal
                            Executive Officer

    * JOHN W. CHANDLER      Trustee                            May 30, 2007
    (John W. Chandler)

   * FRANCES T. NEWTON      Trustee                            May 30, 2007
   (Frances T. Newton)

   * FRANCIS C. OAKLEY      Trustee                            May 30, 2007
   (Francis C. Oakley)

    * DAVID H. PORTER       Trustee                            May 30, 2007
     (David H. Porter)

   * PAUL CRAIG ROBERTS      Trustee                           May 30, 2007
   (Paul Craig Roberts)

   * NANCY-BETH SHEERR      Trustee                            May 30, 2007
   (Nancy-Beth Sheerr)

/S/ STEPHEN R. ANASTASIO    Treasurer; Principal Financial     May 30, 2007
 (Stephen R. Anastasio)     and Accounting Officer

*By: DAVID T. HENIGSON
     ----------------------
 (David T. Henigson, Attorney-in-Fact)